   [LOGO]=======================================================================

Dear Shareholder:

     We are pleased to present the quarterly report for The Italy Fund Inc. ("Fund") for the nine months ended October 31, 1997. As of that date, the Fund's net asset value ("NAV") per share was $12.30, which represented a 4.68% increase during the Fund's fiscal third quarter. The Fund underperformed versus the 5.90% rise over the same time period in the BCI Index (Banca Commerciale Italiana), a widely followed Italian index which includes all the securities listed on the Milan Stock Exchange. For the nine months ended October 31, 1997, the Fund generated a total return of 3.02% versus the BCI Index return of 15.10% for the same period. (Please refer to Investment Strategy section for the explanation of why the Fund underperformed during the period.) However, since its inception in 1986, the Fund has consistently outperformed the BCI Index. On October 31, 1997, total net assets in the Fund amounted to over $116 million.

Political Overview

     As expected, Italy's communist party -- Rifondazione Comunista -- is challenging the structural reform proposed in the draft 1998 budget submitted by Premier Romano Prodi's coalition government.

     Until the current political crisis, Italy seemed well on its way to Economic Monetary Union ("EMU") membership. As we detail in the next section, Italy has made excellent progress in reducing its budget deficit under Prime Minister Prodi. But to convince its European partners that it is sustainable, Italy needs structural reform, including pension system cuts. However, the Rifondazione Comunista has to date consistently blocked major structural reforms of social security, welfare and pensions.

     Although modest relative to the overall dimensions of Italy's current welfare system and only about 20% of the overall 25 trillion lire in deficit-reduction measures in the draft 1998 budget, these structural reforms are seen by many market professionals as a key test of whether or not Italy has the political will to further reduce both its public-sector deficit and national debt.

     On October 9, 1997, Premier Prodi resigned after the Communist party rejected his appeal for massive budget cuts. After Prodi left, the Rifondazione Comunista made a 180-degree turn in mid-October and the government withdrew its resignation, and communist leader Fausto Bertinotti expressed his commitment to pass Italy's draft 1998 budget. While the agreement between Prodi and the communists resolved a difficult short-term political crisis, drastic welfare cuts and pension reform must be made.

     Moreover, the pact between Prodi and the Rifondazione Comunista came at a significant price. The communists got a commitment to shorten Italy's average work week to 35 hours as of January 31, 2001 and a reduction in pension spending cuts. In early November, an agreement was reached with the trade unions that planned pension spending cuts would total 4.1 trillion lire rather than 5 trillion lire. We believe this compromise should end most doubts as to whether Italy's draft 1998 budget could be enacted. In addition, we think this compromise is probably enough for Italy to have secured a place in the EMU.

Economic Overview

     The twin issues of Italy's credibility and the sustainability of its political will are crucial to the outcome of next April's decision by the 15 European Union heads of government who must decide which countries are to participate in the EMU and use the single-currency euro starting in January 1, 1999. As noted, we think that Italy has done a remarkable job in cutting its deficit from a recent cyclical high of 12.1% of 1992 nominal Gross Domestic Product ("GDP") to what we expect will be about 3.8% in 1997.

     Progress has been even more spectacular in terms of Italy's structural and primary fiscal balances. Italy's structural deficit hit 12.0% in 1992 and has been cut to what the Organization of Economic Cooperation and Development ("OECD") forecasted in June to be 2.4% of Italy's GDP this year. Italy's primary balance -- the general fiscal balance, excluding interest paid on the

   [LOGO]=======================================================================

national debt -- went from a deficit of 5.8% of GDP in 1985 to an OECD estimated surplus of 4.9% in 1997. This is the third biggest primary surplus among the 22 OECD countries for which balances are calculated.

     While Italy's cumulative public deficit for the first nine months of 1997 is down compared to the same period in 1996, highly respected Treasury Minister Carlo Azeglio Ciampi has warned that the deficit numbers in the fourth quarter of 1997 might show some deterioration. (Ciampi is a former governor of the Bank of Italy and a former technocratic prime minister chosen for his integrity.) Ciampi insists that the 5 trillion lire of welfare spending cuts presented to the House of Deputies on September 27, 1997 are essential if Italy is to achieve its ambitious deficit target of 2.8% of GDP set by Prodi's coalition government for 1998.

Investment Strategy

     While the Fund outperformed the major Italian indices by a wide margin last year, the Fund has underperformed so far this year. As noted in our last report, the Fund's underperformance versus the major indices during its fiscal first and second quarters was due in large part because of the diversification rule of the Investment Company Act of 1940, as amended. As a diversified investment company, no more than 25% of the Fund's total assets can be invested in securities of a single issuer which exceed 5% of the Fund's total assets. At the end of December of 1996, because of this diversification requirement, we were forced to reduce and/or eliminate our positions in Societa Finanziaria Telefonica per Azioni
(STET), a telecommunications holding company that owns a majority stake of Telecom Italia (the principal operator of local, long-distance and international phone services), the diversified energy company and now privatized Ente Nazionale Idrocarburi S.p.A. (ENI) and Telecom Italia Mobile (Europe's largest cellular network provider). In addition, the Fund's underperformance so far in 1997 was also caused by the poor performance of apparel and footware retailer Fila Holding S.p.A.

     During its fiscal third quarter and despite Italy's October political crisis, the Fund's NAV did not decrease. After the 180-degree turn by the Communist Refoundation in mid-October, the Italian stock market surged ahead until the sell-off of October 29, 1997.

     During the reporting period, we sold our holding in Benetton Group S.p.A. In our view, the acquisition of Benetton Sportsystem for 1,128 billion lire from its parent Edizione Holding (the financial holding company for the Benetton family) raises some questions about the turnaround of several sporting goods brands such as Rollerblade (skates), Nordica (ski boots), Prince (tennis), Killer Loop (snowboards) and Asolo (hiking boots). Benetton's management indicated that they would like to grow sports clothing from 10% to 30% of total company sales within three years and reduce the importance of their troubled sports equipment franchises.

     We took advantage of rising liquidity in September of 1997 and eliminated our position in Vianini Lavori S.p.A. (construction) as the company continues to be a steady underperformer. Moreover, we sold a portion of our holding in insurer Riunione Adriatica di Sicurta S.p.A. (RAS) and added to our position in what we consider to be a much more promising insurer Istituto Nazionale delle Assicurazioni (INA).

     After underperforming during the three years since it was privatized, INA's management is committed to increasing return on equity (by spinning off its real estate company), enhancing shareholder value (INA's top 50 managers have stock options) and finding new distribution channels through Banca Nationale del Laroso and Banco di Napoli. We think these moves should help boost INA's stock price. Moreover, during the period under review, we added to our positions in Alleanza Assicurazioni and Banca Popolare di Milano.

Conclusion

     Our long-term outlook for the Italian stock market remains positive and we continue to be bullish for the following reasons:

     -- Italy's stock market continues to evolve and enhancing shareholder value is a new goal of Italian

   [LOGO]=======================================================================

companies. While Italy's government may be wobbling, the very successful $12 billion privatization of Telecom Italia S.p.A., Generali's recent $9 billion hostile takeover bid for France's AGF, ENI's third tranche financing of $7.4 billion and INA's acquisition/restructuring moves have created pressure on Italian corporate managements to create shareholder value. In fact, improving shareholder value has only recently been discovered by Italy's corporate managements.

     -- The response of private investors to the privatization of Telecom Italia a few weeks ago has been nothing short of extraordinary. (In fact, Telecom Italia's successful privatization was Italy's and Europe's biggest ever.) More than 2 million private Italian investors, the highest number ever, demanded more than 2 billion shares compared to the roughly 700 million shares that were available. As a consequence, 1.45 million shares were assigned to private investors (twice as many as initially planned) while the number of shares offered to institutional investors was reduced significantly to 225 million shares compared to an institutional demand for 800 million shares. We think that a shareholder culture has finally been created in Italy.

     -- The resurrection of the Prodi coalition government (in our opinion, a deja vu government crisis) was the safest option to keep Italy on track for EMU, and that should allow for an additional decline in interest rates. With close to zero inflation differential compared to Germany, the short-term interest rate differential is likely to narrow from its current 350 basis points (or 3.5%) and the long-term interest rate differential could narrow slightly more from its present 80 basis points (against 600 basis points two years ago).

     -- The net inflow of money into specialized bond funds declined to roughly
8.6 billion lire in September of 1997. In addition, Italian funds became net buyers of Italian stocks in September for a total of about 850 billion lire. With the value of Italian bond funds at roughly 300 trillion lire (about 10 times the size of Italian stock funds), we believe the switch by Italian investors from bond to stock funds should have a tremendously positive effect on Italian stock prices over the long term.

     -- As previously noted, we think Italian stocks are relatively inexpensive. While corporate profits are estimated to rise 14% and 16% in 1997 and 1998 respectively, the Italian stock market is trading well below the valuation averages of the U.S. and most other European markets.

     -- As many foreign investors are underweighted in Italian company stocks, any renewed interest in the Italian stock market from foreign investors could have a very positive effect on long-term stock prices.

     Ing. Dott. Ettore Lolli, who served on the Fund's Advisory Board, announced his resignation recently. His wisdom and counsel will be sorely missed.

     Lastly, we have prepared a "Fund Profile" that is available on a monthly basis. We encourage you to call (212) 816-6082 to get your free copy of the Italy Fund Profile or you can e-mail us at Fund__Italy@smb.com.

     In closing, thank you for your investment in the Italy Fund Inc. We look forward to continuing to help you pursue your financial goals.



Sincerely,



/s/ Heath B. McLendon         /s/ Mario d'Urso
Heath B. McLendon             Mario d'Urso
Chairman of the Board         President




/s/ Rein W. van der Does
Rein W. van der Does
Vice President and
Investment Officer

December 3, 1997

   [LOGO]=======================================================================

                      THE ITALY FUND'S SECTORIAL STRUCTURE*
                          OCTOBER 31, 1997 (unaudited)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Telecommunications ...................................                26.7%
Energy ...............................................                15.5%
Banking ..............................................                13.7%
Insurance ............................................                12.6%
Automotive ...........................................                 7.4%
Consumer Products ....................................                 6.5%
Food .................................................                 4.8%
Textiles .............................................                 2.6%
Miscellaneous ........................................                 2.1%
Time Deposit .........................................                 2.1%
Engineering ..........................................                 2.0%
Construction .........................................                 1.6%
Utilities ............................................                 1.1%



                          BCI INDEX SECTORIAL STRUCTURE
                          OCTOBER 31, 1997 (unaudited)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Telecommunications ...................................                28.3%
Energy ...............................................                17.3%
Banking ..............................................                21.0%
Insurance ............................................                14.9%
Automotive ...........................................                 7.0%
Consumer Products ....................................                 1.5%
Food .................................................                 2.0%
Textiles .............................................                 2.0%
Miscellaneous ........................................                 1.7%
Engineering ..........................................                 1.8%
Construction .........................................                 2.1%
Utilities ............................................                 0.4%


*As a percentage of total investments.

   [LOGO]=======================================================================

THE ITALY FUND INC.
Schedule of Investments as of October 31, 1997 (unaudited)
================================================================================

   Shares                     Security                                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- 97.9%
--------------------------------------------------------------------------------
Automotive -- 7.4%
     181,250   Brembo S.p.A. ...............................      $  1,801,293
   1,000,000   Pirelli S.p.A. ..............................         2,550,661
   1,525,000   Sogefi S.p.A. ...............................         4,243,455
                                                                  ------------
                                                                     8,595,409
                                                                  ------------
Banking -- 13.7%
   1,700,000   Banca Fideuram S.p.A. .......................         6,525,811
     900,000   Banca Popolare di Milano ....................         4,973,523
     500,000   Istituto Mobiliare
                 Italiano S.p.A. ...........................         4,533,325
                                                                  ------------
                                                                    16,032,659
                                                                  ------------
Construction -- 1.6% 600,000 Unicem S.p.A.
                 di Risp NC * ..............................         1,810,490
                                                                  ------------
Consumer Products -- 6.5 %
     325,000   Arnoldo Mondadori
                 Editore S.p.A. ............................         2,606,692
      50,000   Industrie Natuzzi
                 S.p.A. ADR ................................         1,118,750
     500,000   La Rinascente S.p.A.
                 di Risp NC * ..............................         1,656,657
     260,000   Recordati S.p.A.
                 di Risp NC * ..............................         1,116,824
   1,000,000   Seat S.p.A. # ...............................           402,982
   2,702,500   Seat S.p.A. di Risp NC * # ..................           710,422
                                                                  ------------
                                                                     7,612,327
                                                                  ------------
Energy -- 15.5%
   2,300,000   ENI S.p.A. ..................................        13,021,744
     900,000   Saipem S.p.A. ...............................         5,115,700
                                                                  ------------
                                                                    18,137,444
                                                                  ------------

Engineering -- 2.0%
     180,000   Danieli & Co. ...............................         1,345,301
     266,750   Danieli & Co.
                 di Risp NC * ..............................         1,045,283
                                                                  ------------
                                                                     2,390,584
                                                                  ------------
Food -- 4.8%
     544,027   Autogrill S.p.A. # ..........................         2,501,019
   2,212,000   Parmalat Finanziaria S.p.A. .................         3,076,894
                                                                  ------------
                                                                     5,577,913
                                                                  ------------
Holding Companies -- 1.3%
   2,700,000   Holding Di Partecipazioni
                 Industriali S.p.A. # ......................         1,519,534
                                                                  ------------
Insurance -- 12.6%
     400,000   Alleanza Assicurazioni ......................         3,464,308
     200,000   Assicurazioni Generali
                 S.p.A. ....................................         4,472,976
   3,000,000   Instituto Nazionale
                 delle Assicurazioni .......................         4,884,774
     225,700   Riunione Adriatica di
                 Sicurta S.p.A. ............................         1,947,258
                                                                  ------------
                                                                    14,769,316
                                                                  ------------
Miscellaneous -- 2.1%
     200,000   Aeroporti di Roma S.p.A. # ..................         1,822,087
     850,000   Europa Investimenti #+ ......................           251,457
      49,639   Quattrocentoduedue
                 Cat B #+ ..................................           323,065
                                                                  ------------
                                                                     2,396,609
                                                                  ------------

                       See Notes to Financial Statements.

   [LOGO]=======================================================================

THE ITALY FUND INC.
Schedule of Investments as of October 31, 1997 (unaudited)(continued)
================================================================================

   Shares                     Security                                Value
--------------------------------------------------------------------------------
Telecommunications -- 26.7%
   2,064,444   Telecom Italia S.p.A. .......................      $ 12,935,223
   2,724,500   Telecom Italia S.p.A.
                 di Risp NC *# .............................        10,990,528
   1,976,000   Telecom Italia
                 Mobile S.p.A. .............................         7,307,044
                                                                  ------------
                                                                    31,232,795
                                                                  ------------
Textiles -- 2.6%
      55,000   Fila Holding S.p.A. ADR .....................         1,381,875
      45,000   Gucci Group N.V. -- NY
                 Registered Shares ADR .....................         1,636,875
                                                                  ------------
                                                                     3,018,750
                                                                  ------------
Utilities -- 1.1%
     356,000   Italgas S.p.A. ..............................         1,284,856
                                                                  ------------
               TOTAL COMMON
               STOCKS
               (Cost -- $86,481,370) .......................       114,378,686
                                                                  ------------

   Face
   Amount++                   Security                                Value
--------------------------------------------------------------------------------
TIME DEPOSIT -- 2.1%
--------------------------------------------------------------------------------
4,200,000,000  Chase Manhattan Bank,
                 6.5625% due 11/3/97
                 (Cost -- $2,421,936) ......................       $ 2,484,986
                                                                  ------------
               TOTAL INVESTMENTS
               AT VALUE -- 100%
               (Cost -- $88,903,306**) .....................      $116,863,672
                                                                  ============

----------
   * Risp NC -- Risparmio Non-Convertible (non-covertible savings shares).
   # Non-income producing security.
   + Restricted security (See Note 4).
  ++ Represents local currency.
  ** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

   [LOGO]=======================================================================

THE ITALY FUND INC.
Statement of Assets and Liabilities
October 31, 1997 (unaudited)
================================================================================

ASSETS:
   Investments, at value (Cost--$88,903,306) ..................   $ 116,863,672
   Foreign currency (Cost--$155,645) ..........................         157,245
   Dividends and interest receivable ..........................         152,406
                                                                  -------------
   Total Assets ...............................................     117,173,323
                                                                  -------------

LIABILITIES:
   Management fees payable ....................................          96,509
   Payable to bank ............................................             583
   Payable for open forward foreign currency contracts (Note 6)             366
   Accrued expenses ...........................................         228,306
                                                                  -------------
   Total Liabilities ..........................................         325,764
                                                                  -------------
Total Net Assets ..............................................   $ 116,847,559
                                                                  =============

NET ASSETS:
   Par value of capital shares ................................   $      95,031
   Capital paid in excess of par value ........................      94,936,689
   Overdistributed net investment income ......................        (323,593)
   Accumulated net realized loss from security transactions ...      (5,805,823)
   Net unrealized appreciation of investments and foreign
     currencies ...............................................      27,945,255
                                                                  -------------

Total Net Assets
   (Equivalent to $12.30 a share on 9,503,089 shares of
     $0.01 par value outstanding; 20,000,000 shares
     authorized) ..............................................   $ 116,847,559
                                                                  =============

                       See Notes to Financial Statements.

   [LOGO]=======================================================================

THE ITALY FUND INC.
Statement of Operations
For the Nine Months Ended October 31, 1997 (unaudited)
================================================================================

INVESTMENT INCOME:
   Dividends ..................................................    $  2,277,288
   Interest ...................................................         117,012
   Less: Foreign withholding tax ..............................        (323,439)
                                                                   ------------
   Total Investment Income ....................................       2,070,861
                                                                   ------------

EXPENSES:
   Management fees (Note 2) ...................................         775,449
   Directors' fees ............................................         113,494
   Custody ....................................................          63,188
   Audit and legal ............................................          52,356
   Shareholder communications .................................          37,398
   Shareholder and system servicing fees ......................          35,528
   Other ......................................................           5,524
                                                                   ------------
   Total Expenses .............................................       1,082,937
                                                                   ------------
Net Investment Income .........................................         987,924
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ..       1,154,650
     Foreign currency transactions ............................        (393,803)
                                                                   ------------
   Net Realized Gain ..........................................         760,847
                                                                   ------------
   Change in Net Unrealized Appreciation of Investments
     and Foreign Currencies:
        Beginning of period ...................................      26,279,197
        End of period .........................................      27,945,255
                                                                   ------------
   Increase in Net Unrealized Appreciation ....................       1,666,058
                                                                   ------------
Net Gain on Investments and Foreign Currencies ................       2,426,905
                                                                   ------------
Increase in Net Assets From Operations ........................    $  3,414,829
                                                                   ============


                       See Notes to Financial Statements.

   [LOGO]=======================================================================

THE ITALY FUND INC.


                                                                 Nine Months
                                                                    Ended             Year
                                                                  10/31/97            Ended
Statements of Changes in Net Assets                             (unaudited)         1/31/97
=============================================================================================
OPERATIONS:
   Net investment income ...................................   $     987,924    $     944,515
   Net realized gain .......................................         760,847          168,703
   Increase in net unrealized appreciation .................       1,666,058       23,759,645
                                                               -------------    -------------
   Increase in Net Assets From Operations ..................       3,414,829       24,872,863
                                                               -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................            --         (2,280,742)
                                                               -------------    -------------
   Decrease in Net Assets From Distributions to Shareholders            --         (2,280,742)
                                                               -------------    -------------
Increase in Net Assets .....................................       3,414,829       22,592,121

NET ASSETS:
   Beginning of period .....................................     113,432,730       90,840,609
                                                               -------------    -------------
   End of period* ..........................................   $ 116,847,559    $ 113,432,730
                                                               =============    =============
*Includes overdistributed net investment income of: ........   $    (323,593)   $    (917,714)
                                                               =============    =============


                       See Notes to Financial Statements.

   [LOGO]=======================================================================

THE ITALY FUND INC.
Notes to Financial Statements (unaudited)
================================================================================

     1. Significant Accounting Policies

     The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2. Management Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings, Inc. ("SBH"), acts as investment manager of the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

     All officers (except one) and one Director of the Fund are employees of Smith Barney Inc.

   [LOGO]=======================================================================

THE ITALY FUND INC.
Notes to Financial Statements (unaudited) (continued)
================================================================================

     3.  Securities Transactions

     During the nine months ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $16,974,439
--------------------------------------------------------------------------------
Sales                                                               13,970,836
================================================================================


     At October 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $32,955,863
Gross unrealized depreciation                                       (4,995,497)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $27,960,366
================================================================================


     4. Securities Valued by the Fund's Board of Directors

     Certain of the Fund's investments are valued at the direction of the Fund's Board of Directors; these securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted securities. The table below shows all securities valued by the Fund's Board of
Directors:

                        Number of   Acquisition     10/31/97       Value Per    Percentage of
     Security            Shares        Date        Fair Value        Unit         Net Assets        Cost
     --------           ---------   -----------    ----------      ---------    --------------    --------
Europa Investimenti .    850,000      7/2/91        $251,457       $  0.30          0.22%         $623,396
Quattrocentoduedue
   Cat B ............     49,639     3/21/94         323,065          6.51          0.28           295,889
                                                    --------                        ----          --------
     Total ..........                               $574,522                        0.50%         $919,285
                                                    ========                        ====          ========

     5. Capital Loss Carryforwards

     At January 31, 1997, the Fund had, for Fed eral income tax purposes, approximately $6,960,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on January 31 of the year indicated:

                                            2002           2004          2005
                                        ----------     ----------     --------
Carryforward Amounts                    $1,755,000     $5,027,000     $178,000
                                        ==========     ==========     ========

   [LOGO]=======================================================================

THE ITALY FUND INC.
Notes to Financial Statements (unaudited) (continued)
================================================================================

     6. Forward Foreign Currency Contracts

     At October 31, 1997, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

                                               Local             Market         Settlement          Unrealized
Foreign Currency                             Currency             Value            Date                Loss
===========================================================================================================================
To Sell:
Italian Lira                                169,650,000         $100,366          11/3/97             $(366)
===========================================================================================================================

     7. Concentration of Risk

     Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

   [LOGO]=======================================================================

THE ITALY FUND INC.
Financial Highlights
================================================================================

     Set forth below is per share operating performance data for a share of common stock outstanding throughout each period; total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                1997(1)        1997        1996        1995       1994(2)     1993
===========================================================================================================================
Net Asset Value, Beginning of Period .......   $  11.94       $   9.56     $  9.82     $  9.84    $   8.43    $ 11.08
                                               --------       --------     -------     -------    --------    -------
Income (Loss) From Operations:
   Net investment income ...................       0.10           0.10        0.15        0.09        0.12       0.19
   Net realized and unrealized gain (loss) .       0.26           2.52       (0.39)       0.06        1.72      (2.84)
                                               --------       --------     -------     -------    --------    -------
Total Income (Loss) From Operations ........       0.36           2.62       (0.24)       0.15        1.84      (2.65)
                                               --------       --------     -------     -------    --------    -------
Dilution in NAV From Rights Offering .......       --             --          --          --         (0.32)      --
                                               --------       --------     -------     -------    --------    -------
Offering Expenses Charged to Paid-in Capital       --             --          --          --         (0.03)      --
                                               --------       --------     -------     -------    --------    -------
Less Distributions From:
   Net investment income ...................       --            (0.24)      (0.02)      (0.17)      (0.07)      --
   Capital .................................       --             --          --          --         (0.01)      --
                                               --------       --------     -------     -------    --------    -------
Total Distributions ........................       --            (0.24)      (0.02)      (0.17)      (0.08)      --
                                               --------       --------     -------     -------    --------    -------
Net Asset Value, End of Period .............   $  12.30       $  11.94     $  9.56     $  9.82    $   9.84    $  8.43
                                               ========       ========     =======     =======    ========    =======
Market Value, End of Period ................   $  9.500       $ 10.000     $ 8.250     $ 8.750    $ 12.375    $ 8.875
                                               ========       ========     =======     =======    ========    =======
Total Return, Based on Market Value ........      (5.00)%++      24.49%      (5.51)%    (27.90)%   40.54%#      (6.58)%
                                               ========       ========     =======     =======    ========    =======
Total Return, Based on Net Asset Value .....       3.02%++       28.27%      (2.43)%     (3.68)%     33.04%    (24.64)%
                                               ========       ========     =======     =======    ========    =======
Net Assets, End of Period (000's) ..........   $116,848       $113,433     $90,841     $93,347    $ 93,518    $53,384
                                               ========       ========     =======     =======    ========    =======
Ratios to Average Net Assets:
   Net investment income ...................       1.21%+         0.97%       1.12%       0.85%       1.30%      2.04%
   Expenses(3) .............................       1.33+          1.42        1.42        1.69        1.69       1.70

Portfolio Turnover Rate ....................         13%            47%         58%         42%         46%        33%

Average commissions per share paid on
   equity transactions(4) ..................   $   0.01       $   0.01     $  0.00**      --          --         --

------------
(1)  For the nine months ended October 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share. ++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
# The total return for the year ended January 31, 1994, adjusted for the effect of the rights offering completed in January of 1994 is 45.85% (unaudited).
**   Amount represents less than $0.01.

   [LOGO]=======================================================================

THE ITALY FUND INC.
Quarterly Results of Operations (unaudited)
================================================================================

                                                                                     Net Realized
                                                                                      and Unrealized               Net Increase
                                                                                      Gain (Loss) on              (Decrease) in
                                    Investment            Net Investment              Investments and               Net Assets
                                      Income               Income (Loss)             Foreign Currencies          From Operations
-------------                 ---------------------    ---------------------      ------------------------   -----------------------

Quarter Ended                   Total     Per Share      Total     Per Share          Total      Per Share       Total     Per Share

-------------                 ----------  ---------    ----------  ---------      ------------   ---------   ------------  ---------

April 30, 1993 ...........    $  208,399    $0.03      $  (22,200)    $0.00       $   (633,996)    $(0.10)   $  4,646,508     $0.73
July 31, 1993 ............     1,164,578     0.19         946,601      0.14           (673,685)    (0.10)       2,566,981      0.41
October 31, 1993 .........       231,050     0.04         (51,313)    (0.01)          (330,679)    (0.05)       1,139,682      0.17
January 31, 1994 .........       163,184     0.03        (104,964)    (0.01)        (1,350,029)    (0.21)       4,843,089      0.53
April 30, 1994 ...........       262,201     0.03          37,867      0.01            376,390      0.04       21,587,589      2.27
July 31, 1994 ............     1,568,187     0.17         933,702      0.10          2,317,766      0.24      (12,011,879)    (1.26)

October 31, 1994 .........       275,691     0.03          19,893      0.00            578,197      0.06       (6,426,246)    (0.68)

January 31, 1995 .........       396,171     0.04        (152,088)    (0.02)        (2,089,977)    (0.22)      (1,682,024)    (0.18)

April 30, 1995 ...........       252,540     0.03         (74,178)    (0.01)        (1,556,369)    (0.16)      (6,441,384)    (0.68)

July 31, 1995 ............     1,539,509     0.16       1,141,497      0.12         (1,724,100)    (0.18)       4,471,408      0.47
October 31, 1995 .........       287,963     0.03         (81,879)    (0.01)          (172,867)    (0.02)      (6,926,030)    (0.72)

January 31, 1996 .........       282,141     0.03         145,834      0.02           (210,636)    (0.02)       6,579,545      0.69
April 30, 1996 ...........       176,114     0.02        (188,803)    (0.02)        (1,589,084)    (0.16)      (1,777,887)    (0.18)

July 31, 1996 ............     1,944,252     0.20       1,539,905      0.16          2,953,107      0.31        4,493,012      0.47
October 31, 1996 .........        57,105     0.01        (336,620)    (0.04)         3,116,522      0.33        2,779,902      0.29
January 31, 1997 .........       144,366     0.02         (69,967)    (0.01)        19,447,803      2.05       19,377,836      2.04
April 30, 1997 ...........       106,945     0.01        (238,794)    (0.03)       (11,469,551)    (1.21      (11,708,345)    (1.24)

July 31, 1997 ............     1,945,510     0.20       1,591,023      0.17          8,346,576      0.88        9,937,599      1.05
October 31, 1997 .........        18,406     0.00        (364,305)    (0.04)         5,549,880      0.59        5,185,575      0.55

   [LOGO]=======================================================================

THE ITALY FUND INC.
Dividend Reinvestment and Cash Purchase Plan (unaudited)
================================================================================

     Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as dividend-paying agent under the Plan, unless the shareholder informs First Data that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

     The number of shares of common stock participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, First Data is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

     Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

   [LOGO]=======================================================================

THE ITALY FUND INC.
Dividend Reinvestment and Cash Purchase Plan (unaudited)(continued)
================================================================================

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

     Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                                   ----------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

   [LOGO]=======================================================================

                               THE ITALY FUND INC.

--------------------------------------------------------------------------------

INVESTMENT MANAGER AND
ADMINISTRATOR

Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013

ADVISORY BOARD

Andrea Farace
Pierre Henchoz
Ing. Dott. Ettore Lolli
Dott. Pietro Manes

DIRECTORS

Heath B. McLendon
Paolo M. Cucchi
Alessandro C. di Montezemolo
Dr. Paul R. Hardin
George M. Pavia
Mario d'Urso



OFFICERS
Heath B. McLendon
   Chairman of the Board

Mario d'Urso
   President

Lewis E. Daidone
   Senior Vice President
   and Treasurer

Rein W. van der Does
   Vice President
   and Investment Officer

Irving P. David
   Controller

Christina T. Sydor
   Secretary

--------------------------------------------------------------------------------

                      [This page intentionally left blank]

================================================================================





                                                             THE ITALY FUND INC.
===========================================================================IT===
                                                                         [LOGO]





--------------------------------------------------------------------------------
This repost is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Comparisons between changes in the Fund's net asset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).
--------------------------------------------------------------------------------

                                   Quarterly
                                   Report
                                   October 31, 1997


                              THE ITALY FUND INC.
                              388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-4605
                                  FD01090 3/97


================================================================================